UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2010

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Florida	000-50755	55-0865043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2477 East Commercial Boulevard, Fort Lauderdale, FL 33308

(Address of Principal Executive Offices) (Zip Code)

954-776-2332

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

(a) On November 5, 2010, OptimumBank Holdings, Inc. (the “Company”) filed Articles of Amendment to its Articles of Incorporation (the “Amendment”) with the Florida Department of State for the purpose of effecting the Company’s previously announced one-for-four reverse stock split (the “Reverse Split”). As a result of the filing of the Amendment, the Reverse Split became effective as of the close of business on November 5, 2010, at which time each four shares of the Company’s common stock outstanding automatically converted into one share of common stock. No fractional shares will be issued in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next largest whole share.

In addition to setting forth the terms of the Reverse Split, the Amendment also ratably decreased the number of authorized shares of the Company’s common stock from 6,000,000 to 1,500,000. The number of shares of the Company’s common stock underlying stock options was also ratably decreased in connection with the Reverse Split.

Trading of the Company’s common stock on the NASDAQ Capital Market on a split-adjusted basis will begin at the open of trading on November 8, 2010.

The Company’s shares will continue to trade on the NASDAQ Capital Market under the symbol “OPHC” with the letter “D” added to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred.

The Reverse Split has no impact on shareholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s common stock, which will remain unchanged at $0.01 per share. However, following the Reverse Split, the CUSIP number of the Company’s common stock is now 68401P 205.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles of Incorporation (Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 11, 2004)

3.2	Articles of Amendment to the Articles of Incorporation, effective as of January 7, 2009 (Incorporated by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on March 31, 2009)

3.3	Articles of Amendment to the Articles of Incorporation, effective as of November 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 5, 2010	By:	/s/ Richard L. Browdy
Richard L. Browdy President and Chief Financial Officer